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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                February 2, 2000


                         Austin Funding.com Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


       000-26815                                       74-2923677
(Commission File Number)                 (I.R.S. Employer Identification Number)


                         823 Congress Avenue, Suite 515
                               Austin, Texas 78701
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (512) 481-8000




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ITEM 5.  OTHER EVENT

         On January 26, 2000, Austin Funding.com Corporation issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      Exhibits.

         The following exhibits are filed as part of this report:

NUMBER         DOCUMENT

99.1           Press release dated January 26, 2000.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AUSTIN FUNDING.COM CORPORATION



                                       By: /s/ Bradley J. Farley
                                           -------------------------------------
                                           Bradley J. Farley
                                           President and Chief Executive Officer



Dated: February 2, 2000


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